SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2014

CODESMART HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-180653	45-4523372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, Suite 23A

New York, NY 10019 (Address of Principal Executive Offices)

732-536-3800

(Registrant’s telephone number)

(former name or former address, if changed since last report)

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 16, 2014, the board of directors (the “Board”) of CodeSmart Holdings, Inc. (the “Company”) increased the number of members of the Board from one to two. To fill in the vacancy created on the Board, the Board elected Ms. Ruth Patterson as a director of the Board. Currently, there are no compensatory arrangements with Ms. Patterson for her services as director. There is no transaction between Ms. Patterson and the Company that is required to be disclosed under Item 404(a) of Regulation S-K.

On September 17, 2014, Sharon Franey resigned from her positions as Chief Operating Officer and a member of the Board of Directors of CodeSmart Holdings, Inc. (the “Company”). The resignation letter received from Ms. Franey is annexed hereto as Exhibit 17.1.

The Company has been restructuring since April 2014 and on September 17, 2014, the Board appointed Ms. Ruth Patterson its new Chief Operating Officer. Compensatory arrangements with Ms. Patterson for her services are currently being negotiated. There is no transaction between Ms. Patterson and the Company that is required to be disclosed under Item 404(a) of Regulation S-K. Set forth below is a brief biography of Ms. Ruth Patterson:

Ruth Patterson, age 50, Ms. Patterson has more than 20 years of educational and certification experience. She’s held a number of leadership positions responsible for education, including support for active and collaborative learning, student experiences, internships, service learning and curriculum integration.

At Lincoln Educational Services, Ms. Patterson was the National Director of Product Development for Allied Health Services, and she demonstrated success in cross-regional projects, initiatives and program development including development and rollout of new schools and institutions. She had oversight for the preparation for accreditation review and curriculum development and assessment. Ms. Patterson cultivated growth programs in 36 campuses nationally offering programs within the medical assisting, health information technology and allied health domains.

She was also the National Director of the National Healthcareer Association, a national certification agency for the allied healthcare professional. As the National Director of the agency, Ms. Patterson was responsible for the psychometric development of certification exams; continuing education programs and numerous state and federal initiatives to standardize the competencies of the allied healthcare professional and their scope of practice.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
17.1	Resignation Letter, dated as of September 17, 2014, from Sharon Franey

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CodeSmart Holdings, Inc.

Date: September 29, 2014	By:	/s/ Diego E. Roca
Name: Diego E. Roca
Title: Chief Restructuring Officer